Goldman Sachs
Annual Air Carrier Conference
February 11, 2002

Continental Airlines

Please note that the discussion today may contain forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

Strategic & Operational Overview

Continental Airlines

Unprecedented Industry Capacity Reduction



Year Over Year Change in ASMs
10%
5%
0%
(5%)
(10%)
9.7%
4.6%
5.1%
3.1%
(1.9%)
(3.7%)
(6.0%)
(5.1%)
1999
2000
2001
2002E
CO
Industry

Source: 2002 Industry estimates for AA, AS, DL, HP, NW, TW, UA, US, WN per Goldman Sachs
2002 CO estimate per company guidance

CO Capacity Reduction In Line With Industry

Full Year 2002 vs. 2001


10%
5%
0%
(5%)
(10%)
(15%)
Year Over Year % Change in ASMs
(12.7%)
(12.0%)
(8.4%)
(6.0%)
(5.5%)
(1.1%)
1.7%
3.6%
7.6%
Industry
(5.1%)
AA
US
UA
CO
DL
NW
HP
WN
AS

Source: 2002 Industry estimates for AA, AS, DL, HP, NW, WN, UA, US per Goldman Sachs; AA adjusted to include TW
2002 CO estimate per company guidance

Load Factor Stabilizing



5
0
(5)
(10)
(15)
(20)
Point Change Year Over Year
Aug 1-31
Sep 1-16
Sep 17-30
Oct 1-31
Nov 1-30
Dec 1-31
Jan 1-31
------------------------------2001------------------------------
--2002--

Note: January data is preliminary

Continental Smaller, But Maintains High Quality Product

Estimated Change in Capacity First Quarter 2002 vs. 2001



Newark (17%)
Cleveland (15%)
Houston (5%)
Europe (17%)
Latin America (8%)
Micronesia (23%)

Trans Pacific flat year-over-year due to Hong Kong start up March 2001

Data includes Continental Express

Load Factor Premium to the Industry



Load Factor Premium to Industry (pts)
5
4
3
2
1
0
2.0
1.3
1.2
4.1
1Q01
2Q01
3Q01
4Q01

Source: Company Reports
Industry = AA, AS, CO, DL, HP, NW, TW, UA, US, WN

Progressive RASM Improvement



RASM % Change Year Over Year
0%
(4)%
(8)%
(12)%
(16)%
(20)%
(24)%
(28)%
Aug
Sep
Oct
Nov
Dec
Jan
-----------------------2001-----------------------
--2002--

Domestic Business Mix Recovering Slowly



---------------------------- 2001 ----------------------------
Aug
Sep
Oct
Nov
Dec
0
(2)
(4)
(6)
(8)
(10)
(12)
Point Change Year Over Year

Business Mix = High Yield Revenue as % of Domestic Revenue

Exceptional Completion Factor



99%
98%
97%
96%
95%
D.O.T Completion %
98.2%
97.3%
97.9%
97.2%
98.1%
96.7%
98.7%
97.7%
1998
1999
2000
2001*
Continental
Industry

Industry = Top 10 US Major Carriers
*Non-weighted average; data excludes Sept 11-30

Consistent Strong Operational Integrity


On-Time Performance
% Arrivals within 14 minutes
85%
80%
75%
70%
65%
60%
76.6%
78.1%
82.2%
1999
2000
2001*

*September 2001 capacity reduction cancellations not included

Maintain Employee Focused Culture

- On-Time Bonus
- Perfect Attendance-Ford Explorer Program
- 401K Contributions
- Strong Communication Commitment
  - Daily News Update
  - Weekly Voicemail

Only Airline to make *Fortune's* 2002 List of "100 Best Companies to Work For"


FORTUNE
1999
BEST
100
BEST COMPANIES TO WORK FOR
2000
2002
COMPANIES
TO WORK FOR
2001

Fourth Year in a Row

Financial Update

Continental Airlines

CO Maintains an EBITDAR Premium



EBITDAR Premium to Industry (pts)
0
2
4
6
8
10
0.9
1.5
4.3
5.6
8.1
7.8
9.3
14.2
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01*
4Q01*

CO EBITDAR Margin:	**16.0%**	**23.1%**	**22.1%**	**18.0%**	**16.1%**	**18.4%**	**22.5%**	**15.6%**

Industry = AA, CO, DL, HP, NW, UA, US, WN
*Includes government grant

Costs are Being Managed



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
Year-Over-Year % Increase
1.4%
(1.6)%
1.0%
0.9%
1.2%
7.9%
(0.2)%
(1.0)%
5.0%
2.5%
1998
1999
2000
2001
2002E
CASM Holding Fuel Rate Constant
CASM

Young Fuel Efficient Fleet is a Natural Hedge



12%
8%
4%
0%
(4)%
(8)%
Year Over Year % Change
10.6%
9.6%
9.7%
3.7%
5.1%
(0.3)%
(1.9)%
(7.1)%
1998
1999
2000
2001
Available Seat Miles
Gallons Consumed

Customers Embrace eService Check-In


E-Tickets as a % of Sales
60%
40%
20%
0%
41%
54%
60%
1999
2000
2001


Penetration Rate
% of Eligible Customers Using eService Check-In
40%
30%
20%
10%
0%
8%
21%
42%
eService Centers
YE99
124
YE00
289
YE01
607

Targeted Cash Balance of $1.5 Billion


$1.5
$1.0
$0.5
$0.0
($Billions)
$1.0
$1.2
$1.1
$.9 - $1.0
30-Jun
30-Sep
31-Dec
31-MarE
------------- 2001-------------
--- 2002---
Federal Excise Tax Deferred

Cash Capital Expenditure


$600
$500
$400
$300
$200
$100
$0
$Millions
$510
$415
$491
$250
1999
2000
2001
2002E

Includes purchase deposits; does not include spare parts

The Youngest Jet Fleet



September 2001
Average Age (Years)
24
18
12
6
0
6.6
8.2
8.9
9.9
10.2
10.2
10.5
11.1
20.3
CO
AS
WN
UA
HP
US
AA
DL
NW

Source: Company reports and BACK Aviation Services

Common Fleet Types add Flexibility

Year End In-Service Fleet Plan



371
352
374
375
400
300
200
100
0
Total Jet Aircraft
2000
2001
2002
2003
DC10
777
757/767
MD80
737

Fleet Types:	5	4	4	4

Direct Rail Service to Newark

Over 1,800 Customers per Day


Kearny
Newark
Harrison
Union City
NY Penn
Hoboken
Jersey City
New York

	Est. Travel Time*	Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$11

*between 5-6:30p

New York - Global Gateway

State-of-the-Art Premier Facility



2002 Outlook

- Excellent Employee Relations
- Industry Leading Product
- Capacity Aligned to Meet Market Demand
- Load Factor Premium
- Progressive RASM Improvement
- Young, Fuel-Efficient Fleet with Natural Hedge

We Are Smaller But Have the Same Priorities


Continental